                                  EXHIBIT 32.2
                        CERTIFICATION OF PERIODIC REPORT

I, Cletus C. Glasener,  Vice  President-Finance  and Chief Financial  Officer of
Collins Industries,  Inc., certify pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly  Report on Form 10-Q of the Company for the  quarterly  period ended July 31, 2005 (the  "Report")  fully  complies  with the  requirements  of
Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m
or 78o(d)); and

(2) The  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated:  September 14, 2005

                                 By    /s/ Cletus C. Glasener
                                       -----------------------------------------
                                       Cletus C. Glasener, Vice President of
                                       Finance and Chief Financial Officer